Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2
TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 to FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of August 7, 2012, is entered into by and among Tesoro Corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”), and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under the below-defined Credit Agreement. Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders, and the Agent are parties to a Fifth Amended and Restated Credit Agreement dated as of March 16, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower wishes to amend the Credit Agreement in certain respects and the Lenders party hereto and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein; and
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders party hereto hereby agree as follows:
1.    Amendments to Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 3(a) below, the Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Credit Agreement is amended as follows:
(i) the definitions of “Excluded Subsidiary”, “Rate Management Transaction” and “Subsidiary Guarantors” set forth therein are amended and restated in their entirety as follows:
“ “Excluded Subsidiary” means each of Interior Fuels Company, Tesoro Petroleum (Singapore) Pte. Ltd., Tesoro Canada Supply & Distribution Ltd., RW Land Company (f/k/a Philosopher's Stone Land Company), Redland Vision, LLC (f/k/a Philosopher's Stone Land Partners, L.P.), RidgeWood Association, the MLP, the Drop Down Subsidiaries, Tesoro Logistics GP, LLC and Tesoro Logistics Operations LLC, the Pipeline Subsidiaries, and such other Subsidiaries that the Borrower, with the Agent's prior written consent, may identify to the Agent and the Lenders from time to time; provided, however, that as of the Tesoro Canada Effective Date, Tesoro Canada Supply & Distribution Ltd. shall no longer be an Excluded Subsidiary hereunder.”

“ “Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered by the Borrower or a Subsidiary which is (i) a rate swap, basis swap, credit derivative transaction, forward rate transaction, commodity swap, commodity option, forward contracts, future contracts, equity or equity index swap, equity or equity index option, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option swap option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell back transaction, securities lending transaction, prime brokerage margin or other cash loan, short sale, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, or equity prices or (ii) a type of transaction that is similar to any transaction referred to in clause (i) above or any combination thereof that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made.”
“ “Subsidiary Guarantors” means (i) those Subsidiaries of the Borrower subject to the Guaranty as of the Closing Date, (ii) as of the Tesoro Panama Effective Date, Tesoro Panama, (iii) as of the Tesoro Canada Effective Date, Tesoro Canada, (iv) those other Persons organized under the laws of the United States or a political subdivision thereof that become subject to the Guaranty in accordance with Section 6.23 after the Closing Date and (v) any other Person that is required to enter into or has entered into the Guaranty, in each case together with its permitted successors and assigns (including, without limitation, a debtor in possession on its behalf).”
(ii)    the following definitions are added in their appropriate alphabetical order therein:
“ “Tesoro Canada” means Tesoro Canada Supply & Distribution Ltd.”
“ “Tesoro Canada Effective Date” means the date on which the Agent shall have received from Tesoro Canada: (a) a Guaranty in substantially the form executed on March 16, 2011 or a supplement thereto pursuant to which Tesoro Canada shall become a party thereto, (b) a restated Schedule 5.8 identifying Tesoro Canada as a Subsidiary Guarantor, (c) all appropriate corporate resolutions and other documentation (including opinions of counsel), as shall be reasonably requested by the Agent, including any related documents governed by Canadian law), in each case under this clause (c), in form and substance reasonably satisfactory to the Agent, and (d) an acknowledgment by Tesoro Canada that its entry into the Guaranty is a condition to and is given as an inducement for and in consideration of credit accommodations extended to the Borrower under this Agreement and the other Loan Documents and not for any credit accommodation extended to Tesoro Canada.”

“ “Tesoro Panama Effective Date” means the date on which the Agent shall have received from Tesoro Panama: (a) a Guaranty in substantially the form executed on March 16, 2011 or a supplement thereto pursuant to which Tesoro Panama shall become a party thereto, (b) a restated Schedule 5.8 identifying Tesoro Panama as a Subsidiary Guarantor, (c) all appropriate corporate resolutions and other documentation (including opinions of counsel), as shall be reasonably requested by the Agent, including any related documents governed by Panama law), in each case under this clause (c), in form and substance reasonably satisfactory to the Agent, and (d) an acknowledgment by Tesoro Panama that its entry into the Guaranty is a condition to and is given as an inducement for and in consideration of credit accommodations extended to the Borrower under this Agreement and the other Loan Documents and not for any credit accommodation extended to Tesoro Panama.”
(iii)    the definition of “Eligible Petroleum Inventory” is amended to amend and restate the final sentence thereof in its entirety as follows:
“Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, no Petroleum Inventory (i) located, stored or maintained at any retail service station or in a railroad car, or otherwise in transit upon a railway system, or (ii) owned by Tesoro Canada or Tesoro Panama, shall constitute Eligible Petroleum Inventory.”; and
(iv)    The definition of “Eligible Receivable” is hereby amended by (i) deleting the word “and” at the end of clause (v), (ii) replacing the period at the end of clause (w) with “; and” and (iii) adding a new clause (x) as follows:
“(x)    any Receivable owing to Tesoro Canada or Tesoro Panama.”
(b)    Section 6.4 of the Credit Agreement is hereby amended to delete the phrase “in its jurisdiction of incorporation or organization” set forth therein and to substitute “in each of its jurisdictions of incorporation or organization” therefor.
(c)    Section 6.14.12 of the Credit Agreement is hereby amended to delete the reference to “Lender” set forth therein and to substitute “lender” therefor.
(d)    Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“6.17.    Financial Contracts. The Borrower will not, nor will it permit any Subsidiary to, enter into or remain liable upon any Rate Management Transactions except for those that (i) are entered into by the Borrower or such Subsidiary in the ordinary course of business, including for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by the Borrower or such Subsidiary, or changes in the value of securities issued by the Borrower or such Subsidiary, and not for purposes of speculation, (ii) are permitted under the risk management policies approved by the Borrower's or such Subsidiary's board of directors from time to time; and (iii) do not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party.”
2.    Tesoro Panama Amendments. Effective as of the Tesoro Panama Effective Date, and subject to the satisfaction of the conditions set forth in Section 3(b) below, the Credit Agreement shall be further amended as follows:

(a)    Section 6.13.4(iv) of the Credit Agreement, which governs investments and acquisitions, shall be amended to delete the final sentence thereof.
(b)    Section 6.14.6 of the Credit Agreement shall be amended and restated in its entirety as follows:
“6.14.6 Unsecured Indebtedness of Tesoro Panama (so long as the lender in respect of such Indebtedness is not an Affiliate of the Borrower or any Subsidiary or Excluded Subsidiary) that does not at any time exceed an aggregate amount equal to $50,000,000.”
3.    Conditions of Effectiveness.
(a)    Section 1 of this Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:
(i) the Agent shall have received executed copies of (A) this Amendment from the Borrower and the Required Lenders and (B) the Reaffirmation attached hereto from each Subsidiary Guarantor; and
(ii) the Borrower shall have paid all fees and expenses of the Agent (including (A) an amendment fee for the account of each Approving Lender (as defined below) in an amount equal to .05% of the Revolving Loan Commitment of such Approving Lender and (B) to the extent invoiced, attorneys' fees and expenses) in connection with this Amendment. For purposes of this Section 3(a)(ii), “Approving Lender” shall mean each Lender that delivers an executed signature page to this Amendment to the Agent no later than 5:00 p.m. Chicago time on Monday, August 6, 2012, or by such other time as deemed appropriate by the Agent.
(b)    Section 2 of this Amendment shall become effective and be deemed effective as of the date Tesoro Panama Effective Date.
4.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    The Credit Agreement as previously executed and amended and as amended hereby constitute the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.
(b)    (i) The representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date hereof except (x) with respect to Sections 5.5 and 5.7 of the Credit Agreement, the representations and warranties set forth in such Sections shall have been true and correct on and as of the date of the most recent Form 10-K or Form 10-Q filing, as applicable, made by the Borrower with the U.S. Securities and Exchange Commission, and (y) with respect to any other representation and warranty set forth in Article V of the Credit Agreement, to the extent such representation or warranty is stated to relate solely to an earlier date, such representation or warranty shall have been true and correct on and as of such earlier date and (ii) no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.

(c)    The modifications contemplated by this Amendment are permitted under the terms of indentures and other agreements referenced in Section 9.17 of the Credit Agreement that remain in effect as of the date hereof.
5.    Effect on the Credit Agreement.
(a)    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended and modified hereby.
(b)    Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)     For the avoidance of doubt, the parties hereto acknowledge and agree that this Amendment constitutes a Loan Document as defined under the Credit Agreement.
6.    Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out‑of‑pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.
7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. IF ANY COURT, TRIBUNAL OR OTHER ENTITY WITH JURISDICTION OVER THIS AMENDMENT AND THE TRANSACTIONS EVIDENCED HEREBY REJECTS THE FOREGOING CHOICE OF NEW YORK LAW, THEN THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS SECTION 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9.    Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

10.    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.
The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TESORO CORPORATION,
as the Borrower

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	Vice President and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as a Lender and as Administrative
Agent

By:	/s/ J. DEVIN MOCK
Name:	J. Devin Mock
Title:	Authorized Officer

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender

By:	/s/ PETER AZIZ
Name:	Peter Aziz
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NA,
as a Lender

By:	/s/ PETER AZIZ
Name:	Peter Aziz
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ TODD VAUBEL
Name:	Todd Vaubel
Title:	Authorised Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ JAMES B. ALLIN
Name:	James B. Allin
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender

By:	/s/ K. KELLY GUNNESS
Name:	K. Kelly Gunness
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ LEON MO
Name:	Leon Mo
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

NATIXIS,
as a Lender

By:	/s/ DANIEL PAYER
Name:	Daniel Payer
Title:	Managing Director

By:	/s/ LOUIS P. LAVILLE, III
Name:	Louis P. Laville, III
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ J. FRAZELL
Name:	J. Frazell
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

LLOYDS TSB BANK PLC,
as a Lender

By:	/s/ DENNIS MCCLELLAN
Name:	Dennis McClellan
Title:	Assistant Vice President (M040)

By:	/s/ CANDI OBRENTZ
Name:	Candi Obrentz
Title:	Vice President (O013)

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA S.A.,
NEW YORK BRANCH, as a Lender

By:	/s/ ALEJANDRO LUNA
Name:	Alejandro Luna
Title:	Head of Structured Trade Finance North America

By:	/s/ ANNE MAUREEN SARFATI
Name:	Anne Maureen Sarfati
Title:	Vice President-Structured Finance North America

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE & INVESTMENT
BANK, as a Lender

By:	/s/ DAVID GURGHIGIAN
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ MICHAEL WILLIS
Name:	Michael Willis
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JONATHAN PARKER
Name:	Jonathan Parker
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

RB INTERNATIONAL FINANCE (USA), LLC,
as a Lender

By:	/s/ PETER ARMIERI
Name:	Peter Armieri
Title:	Vice President

By:	/s/ RANDALL ABRAMS
Name:	Randall Abrams
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ JASON S. YORK
Name:	Jason S. York
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ MICHAEL J. MOZER
Name:	Michael J. Mozer
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ MIKHAIL FAYBUSOVICH
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ VIPUL DHADDA
Name:	Vipul Dhadda
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ MICHAEL GETZ
Name:	Michael Getz
Title:	Vice President

By:	/s/ MARCUS M. TARKINGTON
Name:	Marcus M. Tarkington
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK,
as a Lender

By:	/s/ DAN CLUBB
Name:	Dan Clubb
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ KAZUHISA MATSUDA
Name:	Kazuhisa Matsuda
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ LYNN TRAPANESE
Name:	Lynn Trapanese
Title:	Sr. Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF TOKYO MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ ANDREW ORAM
Name:	Andrew Oram
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE,
as a Lender

By:	/s/ CHUNG-TAEK OH
Name:	Chung-Taek Oh
Title:	Director

By:	/s/ EMMANUEL CHESNEAU
Name:	Emmanuel Chesneau
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ NANCY M. MAK
Name:	Nancy M. Mak
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

CIBC INC.,
as a Lender

By:	/s/ TRUDY NELSON
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ RICHARD ANTL
Name:	Richard Antl
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK,
as a Lender

By:	/s/ JOEY POWELL
Name:	Joey Powell
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ CAROL ANDERSON
Name:	Carol Anderson
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ JEFFREY B. IERVESE
Name:	Jeffrey B. Iervese
Title:	Vice President

By:	/s/ JOHN FINORE
Name:	John Finore
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ MARK A. SERICE
Name:	Mark A. Serice
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FROST BANK, formerly The Frost National Bank,
as a Lender

By:	/s/ SARAH CERNOSEK
Name:	Sarah Cernosek
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK HAPOALIM
as a Lender

By:	/s/ JAMES P. SURLESS
Name:	James P. Surless
Title:	Vice President

By:	/s/ FREDERIC S. BECKER
Name:	Frederic S. Becker
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT A
TO
AMENDMENT NO. 2

FORM OF REAFFIRMATION

Attached

AFFIRMATION OF LOAN DOCUMENTS
Reference is hereby made to (i) the Fifth Amended and Restated Credit Agreement, dated as of March 16, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Tesoro Corporation (the “Borrower”), the financial institutions from time to time party thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”) and (ii) the Amended and Restated Security Agreement, dated as of March 16, 2011 (as the same may be amended, restated supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Borrower, the Subsidiaries of the Borrower party thereto as Grantors, and the Agent. Capitalized terms used in this Affirmation of Loan Documents and not defined herein shall have the meanings given to them in the Credit Agreement.
Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 2 to Fifth Amended and Restated Credit Agreement, which amends the Credit Agreement, and affirms the terms and conditions of each Loan Document executed by it, including, without limitation, the Security Agreement and the Guaranty, and acknowledges and agrees that each such Loan Document executed by it in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
Each reference to the “Credit Agreement” contained in the above‑referenced documents shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.

Dated: August 7, 2012

*******

TESORO WASATCH, LLC
TESORO COMPANIES, INC.
TESORO ALASKA COMPANY
TESORO REFINING AND MARKETING COMPANY
TESORO HAWAII, LLC
TESORO WEST COAST COMPANY, LLC
TESORO SIERRA PROPERTIES, LLC
TESORO NORTHSTORE COMPANY
TESORO SOUTH COAST COMPANY, LLC
TESORO TRADING COMPANY
TESORO ENVIRONMENTAL RESOURCES COMPANY
TESORO AVIATION COMPANY
TESORO MARITIME COMPANY
TESORO FAR EAST MARITIME COMPANY
GOLD STAR MARITIME COMPANY

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	Vice President and Treasurer

SMILEY'S SUPER SERVICE, INC.

By:	/s/ ARLEN O. GLENEWINKEL
Name:	Arlen O. Glenewinkel
Title:	Vice President and Controller

SIGNATURE PAGE TO AFFIRMATION OF LOAN DOCUMENTS